                                                                       EXHIBIT 6

                                ARTHUR ANDERSEN LLP



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-07465 for Hartford Life
Insurance Company Separate Account VL I on Form S-6.



                                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998